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                               BISHOP STREET FUNDS

                  INSTITUTIONAL CLASS SHARES AND CLASS A SHARES

                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                      THE PROSPECTUSES DATED APRIL 30, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure is inserted at the end of the paragraph under "How to Purchase Shares" that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for the Bishop Street Money Market Fund and Bishop Street Treasury Money Market Fund, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

During this period, each Fund listed above will process transaction orders up to and determine per share net asset value as of 1:00 p.m., Eastern time.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE